                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 30, 2006
                                                        ------------------

                                 Fuel Tech, Inc
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-2174                                       20-5657551
-------------------------------------------------------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


 512 Kingsland Drive, Batavia, Illinois                                60510
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

                                 (630) 845-4437
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

         Fuel-Tech N.V., Castorweg 22-24, Curacao, Netherlands Antilles
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

         Effective September 30, 2006, Fuel Tech, Inc. (the "Company") reincorporated in Delaware by filing a Certificate of Conversion and Certificate of Incorporation with the Delaware Secretary of State. In connection with the reincorporation in Delaware, the Company also adopted new Bylaws.

         The Certificate of Conversion, Certificate of Incorporation, and Bylaws are filed as Exhibits 3.1, 3.2, and 3.3, respectively, to this current report, and are incorporated herein by reference.

Item 5.05. Amendments to Registrant's Code of Ethics, or Waiver of a
           Provision of the Code of Ethics.

         Effective September 30, 2006 upon the domestication of the Registrant as a Delaware corporation, the Board has adopted certain amendments to its Code of Business Ethics and Conduct which, in amended form, is attached as Exhibit
14.1 to this Current Report on Form 8-K.

         The amendments were (a) the substitution of the name "Fuel Tech, Inc." for the name "Fuel-Tech N.V.," (b) elimination of references to the Netherlands Antilles, (c) the addition of a prohibition contained in the Employee Handbook of the Company's operating subsidiary on purchases and sales or sales and purchases of Fuel Tech common stock within any period of less than six months and (d) the conformance of the definition of the "window period" for insider trading to that contained in the Employee Handbook so that the window period is now the period commencing with the opening of business on the third business day after an earnings release and ending on the close of business of the last business day of the following quarterly period rather than, as formerly, the period ending on the close of business on the twelfth business day after the earnings release.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits

             3.1 - Certificate of Conversion, effective September 30, 2006.

             3.2 - Certificate of Incorporation, effective September 30, 2006.

             3.3 - Bylaws, effective September 30, 2006.

            14.1 - Code of Business Ethics and Conduct.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FUEL TECH, INC.


Date: October 5, 2006                   By: /s/ Charles W. Grinnell
                                           ----------------------------------
                                           Charles W. Grinnell
                                           Vice President

                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

3.1              Certificate of Conversion, effective September 30, 2006.

3.2              Certificate of Incorporation, effective September 30, 2006.

3.3              Bylaws, effective September 30, 2006.

14.1             Code of Business Ethics and Conduct.